UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported):	April 8, 2016

                        Journal Media Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-36879	47-1939596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

             (414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On April 8, 2016, in connection with the consummation of the Merger (as defined below), Journal Media Group, Inc., a Wisconsin corporation (the “Company”), terminated its Credit Agreement, dated as of April 1, 2015, among the Company, certain subsidiaries of the Company, certain lenders party thereto and U.S. Bank National Association, as administrative agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 8, 2016, the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 7, 2015 (the “Merger Agreement”), by and among the Company,  Gannett Co., Inc., a Delaware corporation (“Gannett”), and Jupiter Merger Sub, Inc., a Wisconsin corporation and wholly owned subsidiary of Gannett (“Merger Sub”), were consummated.  Pursuant to the Merger Agreement, Merger Sub merged with and into the Company on April 8, 2016, with the Company surviving as a wholly owned subsidiary of Gannett (the “Merger”).

The information set forth in Item 3.03 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On April 8, 2016, the Company notified the New York Stock Exchange (“NYSE”) of the closing of the Merger and requested that trading in the common stock of Company, par value $0.01 per share (“Company Common Stock”), be halted prior to the opening of business on April 11, 2016 and that the Company Common Stock be withdrawn from listing on the NYSE.  The Company also requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (“SEC”) to delist the Company Common Stock from the NYSE and to deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company Common Stock ceased to trade on the NYSE prior to the opening of business on April 11, 2016.  The NYSE filed the Form 25 on April 11, 2016, and the delisting will be effective at the opening of business on April 22, 2016.

Promptly following the effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to deregister the Company Common Stock under Section 12(g) of the Exchange Act and to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Company Common Stock, other than Company Common Stock held by Gannett, the Company or any of their respective subsidiaries, was converted into the right to receive $12.00 in cash, without interest (the

“Merger Consideration”).  Pursuant to the Merger Agreement, each Company restricted share unit outstanding immediately prior to the Effective Time vested, and, as a result, such restricted share units became shares of Company Common Stock that were converted into the right to receive the Merger Consideration.

The information set forth in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

A change of control of the Company occurred on April 8, 2016, upon the consummation of the Merger.  As a result of the Merger, the Company became a wholly owned subsidiary of Gannett, with Gannett owning 100% of the Company Common Stock.

The aggregate value of Merger Consideration was approximately $297 million, which Gannett funded through a combination of cash on hand and borrowings under its revolving credit facility.

The information set forth in Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2016, each of the directors of the Company prior to the Effective Time, including Steven J. Smith, Stuart Aitken, Jonathan Newcomb, Brian A. Ross, Mary Ellen Stanek and Timothy E. Stautberg, resigned from the board of directors and from all committees of the board of directors, effective as of immediately prior to the Effective Time, in accordance with the Merger Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, the Company’s articles of incorporation and bylaws were amended and restated in their entirety. The new articles of incorporation of the Company, which became effective on April 11, 2016, and the new bylaws of the Company, which became effective on April 8, 2016, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On April 8, 2016, Gannett and the Company issued a joint press release announcing the completion of the Merger, a copy of which is furnished with this report as Exhibit 99.

The information in this Item 7.01, including Exhibit 99, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith.

(2)
Agreement and Plan of Merger, dated as of October 7, 2015, among Gannett Co., Inc., Jupiter Merger Sub, Inc. and Journal Media Group, Inc. (Incorporated by reference to Exhibit 2 to Journal Media Group, Inc.’s Current Report on Form 8-K dated October 7, 2015)*

(3.1)	Amended and Restated Articles of Incorporation of Journal Media Group, Inc., effective as of April 11, 2016

(3.2)	Amended and Restated Bylaws of Journal Media Group, Inc., effective as of April 8, 2016

(99)	Joint Press Release of Gannett Co., Inc. and Journal Media Group, Inc., dated April 8, 2016

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* The disclosure schedules and similar attachments to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules or attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL MEDIA GROUP, INC.

Date: April 11, 2016	By:	/s/ Barbara W. Wall
Barbara W. Wall
Vice President

JOURNAL MEDIA GROUP, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated April 8, 2016

Exhibit No.

(2)
Agreement and Plan of Merger, dated as of October 7, 2015, among Gannett Co., Inc., Jupiter Merger Sub, Inc. and Journal Media Group, Inc. (Incorporated by reference to Exhibit 2 to Journal Media Group, Inc.’s Current Report on Form 8-K dated October 7, 2015)*

(3.1)	Amended and Restated Articles of Incorporation of Journal Media Group, Inc., effective as of April 11, 2016
(3.2)	Amended and Restated Bylaws of Journal Media Group, Inc., effective as of April 8, 2016
(99)	Joint Press Release of Gannett Co., Inc. and Journal Media Group, Inc., dated April 8, 2016
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* The disclosure schedules and similar attachments to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules or attachments to the Securities and Exchange Commission upon request.